EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2010 (the "Report") by People’s Liberation, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date:  November 12, 2010                                             /s/ Colin Dyne
Colin Dyne
Chief Executive Officer

Date:  November 12, 2010                                             /s/ Darryn Barber
Darryn Barber
Chief Financial Officer and President

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO PEOPLES LIBERATION, INC.  AND WILL BE RETAINED BY PEOPLES LIBERATION, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.